Exhibit 10.1

SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the “Amendment”) is made effective as of October 19, 2007, by and among SOUTHERN UNION COMPANY, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages of the Credit Agreement (as hereinafter defined) (individually the “Bank” and collectively the “Banks”) and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), in its capacity as agent (the “Agent”) for the Banks.

RECITALS:

WHEREAS, the Borrower, the Banks and the Agent have executed a certain Fourth Amended and Restated Revolving Credit Agreement dated effective September 29, 2005, as amended pursuant to the terms of that certain First Amendment to Fourth Amended and Restated Revolving Credit Agreement dated effective February 27, 2006, executed by the Borrower, the Majority Banks and the Agent (collectively the “Credit Agreement”); and

WHEREAS, the Majority Banks, the Agent and the Borrower desire to further amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS:

1.           Amendment of Debt Negative Covenant.   Sections 10.3(a) and 10.3(g) of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follows:

(a)           Debt evidenced by the Notes or the Facility Letter of Credit Obligations, or outstanding under any Equity-Preferred Securities (to the extent the same constitutes Debt) not in default, as well as (i) Debt of Panhandle Eastern and/or any of its Subsidiaries, so long as such Debt is otherwise permitted under Section 10.3(g), and (ii) any loans or advances by the Borrower to Panhandle Eastern and/or any of the Borrower’s other Subsidiaries permitted under Section 10.4(b).

(g)           additional Debt of the Borrower, Structured Securities of the Borrower and the Southern Union Trusts, and additional Debt of Panhandle Eastern and/or any of Panhandle Eastern’s Subsidiaries, provided that after giving effect to the issuance thereof, there shall exist no Default or Event of Default; and (i) the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization shall be no greater than 0.65 to 1.00 at all times; (ii) the ratio of EBDIT for the four fiscal quarters most recently ended to pro forma Cash Interest Expense for the following four fiscal quarters shall be no less than 2.00 to 1.0 at all times; provided, however, that if the additional Debt for which the determinations required to be made by this subparagraph (g) will be used to finance in whole or in part the consideration to be paid by the Borrower for the acquisition of any entity otherwise permitted under the terms of this Agreement, the determination of EBDIT for purposes of this ratio shall include not only the EBDIT of the Borrower and its Subsidiaries for the four fiscal quarters most recently ended, but shall also include the EBDIT of such entity to be acquired for such four fiscal quarters most recently ended; and (iii) (A) such Debt and Structured Securities shall have a final maturity or mandatory redemption date, as the case may be, no earlier than the Maturity Date and shall mature or be subject to mandatory redemption or mandatory defeasance no earlier than the Maturity Date (as so extended) and shall be subject to no mandatory redemption or “put” to the Borrower, any Southern Union Trust, Panhandle Eastern or any of Panhandle Eastern’s Subsidiaries exercisable, or sinking fund or other similar mandatory principal payment provisions that require payments to be made toward principal, prior to such Maturity Date (as so extended); or (B) (x) such additional Debt shall have a final maturity date prior to the Maturity Date, (y) such additional Debt shall not exceed Two Hundred Fifty Million Dollars ($250,000,000.00) in the aggregate plus Twenty Million Dollars ($20,000,000.00) of reimbursement obligations incurred in connection with Non-Facility Letters of Credit issued by a Bank or Banks or by any other financial institution, and (z) such additional Debt shall be borrowed from a Bank or Banks as a loan or loans arising independent of this Agreement or shall be borrowed from a financial institution that is not a Bank under this Agreement.

2.           Amendment of Addresses for Notices.  Section 13.4 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

13.4           Notices.   All notices and other communications provided for herein shall be in writing (including telex, facsimile, or cable communication) and shall be mailed, telecopied, telexed, cabled or delivered addressed as follows:

(a)         If to the Borrower, to it at:                Southern Union Company
5444 Westheimer Road
Houston, Texas 77056
Attention:  Mr. Richard N. Marshall
Fax:  (713) 989-1166

(b)         If to the Agent, to it at:                     JPMorgan Chase Bank, N.A.
MC TX38211
221 W. 6th Street, 2nd Floor
Austin, Texas  78701
Attention:  Manager/Commercial Lending
                                    Fax:  (512) 479-2814

with a copy to:                                     JPMorgan Chase Bank, N.A.
Loan and Agency Services
1111 Fannin, Floor 10
Houston, Texas  77002
Attention: Rosemarie Salvacion
Fax:  (713) 427-6307

and if to any Bank, at the address specified below its name on the signature pages hereof, or as to the Borrower or the Agent, to such other address as shall be designated by such party in a written notice to the other party and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent.  All such notices and communications shall, when mailed, telecopied, telexed, transmitted, or cabled, become effective when deposited in the mail, confirmed by telex answer back, transmitted to the telecopier, or delivered to the cable company, except that notices and communications to the Agent under Sections 2.1(c) or 2.2 shall not be effective until actually received by the Agent.

3.           Other Sections.  Except as expressly amended by this Amendment, the provisions of the Credit Agreement and the Notes shall remain in full force and effect, and the Borrower acknowledges and reaffirms its liability to the Banks thereunder.  In the event of any inconsistency between this Amendment and the terms of the Credit Agreement or the Notes, this Amendment shall govern.

4.           Representations and Warranties.  The Borrower represents and warrants to the Banks as of the Borrower’s execution of this Amendment and as of the effective date hereof that:

a.  Representations and Warranties.  The representations and warranties contained in Section 7 of the Credit Agreement, as amended hereby, are true and correct, and no Default or Event of Default has occurred and is continuing.

b.  Corporate Power and Authorization.  The Borrower is duly authorized and empowered to execute, deliver and perform its obligations under this Amendment and to make the borrowings provided for in the Credit Agreement, and all requisite corporate action on the Borrower’s part for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

c.  Binding Obligations.  This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by Debtor Laws.

d.  No Conflict or Resultant Lien.  The execution, delivery and performance of this Amendment and the consummation of the transactions contemplated herein do not and will not violate any provision of, or result in a default under, the certificate of incorporation or bylaws of the Borrower, or any contract, agreement or instrument or any governmental requirement to which the Borrower is subject, or result in the creation or imposition of any Lien upon any property of the Borrower (other than as contemplated or permitted by the Credit Agreement).

e.  No Consent.  The Borrower’s execution, delivery and performance of this Amendment does not require the consent or approval of any Person.

5.           Miscellaneous.

            a.     In accordance with the terms of Section 13.2 of the Credit Agreement, this Amendment shall become effective when executed and delivered by the Borrower, the Agent and the Majority Banks, so long as (i) no material adverse change shall have occurred as of such effective date with respect to the business, assets, properties or condition (financial or otherwise) of the Borrower reflected in the quarterly financial statements of the Borrower dated June 30, 2007 (copies of such financial statements having been supplied to the Agent and each Bank), and (ii) all fees owed by the Borrower in connection with this Amendment pursuant to the Credit Agreement or any other written agreement between the Borrower and the Agent shall have been paid by the Borrower.

b.           No Bank, by its execution of this Amendment, waives any rights it may have against any person not a party hereto.

c.           This Amendment may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same Amendment.

d.           All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

e.           The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Amendment shall not affect the remaining portion of this Amendment, or any part thereof, and in case of any such invalidity, this Amendment shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted.  The section headings in this Amendment are for convenience only and shall not limit or in any way affect the meaning of the terms and provisions of this Amendment.

f.           THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, THE NOTES AND THE LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         [Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date first above written.

SOUTHERN UNION COMPANY

By:
Name:  ___________________________________
Title:     ___________________________________

JPMORGAN CHASE BANK, N.A., for itself and as Agent for the Banks

By:
Name:
Title:

WACHOVIA BANK, N.A.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

KBC BANK N.V.

By:
Name:
Title:

WELLS FARGO BANK, NA

By:
Name:
Title:

CALYON NEW YORK BRANCH

By:
Name:
Title:

MERRILL LYNCH BANK USA

By:
Name:
Title:

SOVEREIGN BANK

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:
Name:
Title:

UMB BANK, N.A.

By:
Name:
Title:

BAYERISCHE LANDESBANK,
CAYMAN ISLANDS BRANCH

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

SUMITOMO MITSUI BANKING
CORPORATION

By:
Name:
Title:

MIZUHO CORPORATE BANK (USA)

By:
Name:
Title:

BANK OF CHINA, NEW YORK BRANCH

By:
Name:
Title:

ROYAL BANK OF CANADA

By:
Name:
Title:

BANK OF COMMUNICATIONS,
NEW YORK BRANCH

By:
Name:
Title:

CHINATRUST COMMERCIAL BANK,
NEW YORK BRANCH

By:
Name:
Title: